Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Debtors: Mesa Air Group, Inc., ET AL. (1)
Case Number: Jointly Administered 10-10018 (MG)

Monthly Operating Report for the Period:
Month ended November 30, 2010

Federal Tax ID # 85-0302351

Debtors' Address:
410 N 44th Street Suite 700
Phoenix, AZ 85008

Monthly Net Income/(Loss): ($0.304) million

Debtors' Attorney:
Pachulski, Stang, Ziehl & Jones LLP
780 Third Avenue, 36th Floor
New York, NY 10017-2024
Telephone: (212) 561-7700
Fax: (212) 561-7777
http://www.pszjlaw.com

Report Preparer: Mesa Air Group, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors'
financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: December 20, 2010	/s/ Mike Lotz Mike Lotz President and Chief Financial Officer

(1) See next page for a listing of Debtors by case number.
(2) All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Case
Debtor Name	Number
Mesa Air New York, Inc.	10-10017
Mesa Air Group, Inc.	10-10018
Mesa In-Flight, Inc.	10-10019
Freedom Airlines, Inc.	10-10020
Mesa Airlines, Inc.	10-10021
MPD, Inc.	10-10022
Ritz Hotel Management Corp.	10-10023
Regional Aircraft Services, Inc.	10-10024
Air Midwest, Inc.	10-10025
Mesa Air Group Airline Inventory Management, LLC	10-10030
Nilchi, Inc.	10-10027
Patar, Inc.	10-10028

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
SCHEDULE OF DISBURSEMENTS

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	November 30, 2010	October 31, 2010	September 30, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,235,603	1,510,870	967,890
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	284,979	306,684	986,910
Mesa Airlines, Inc.	10-10021	38,975,470	37,390,290	39,452,779
MPD, Inc.	10-10022	108,220	129,536	142,280
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	530,217	533,859	498,269
Air Midwest, Inc.	10-10025	-	211	-
Mesa Air Group Airline Inventory Management, LLC	10-10030	4,159,024	8,107,204	3,345,808
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	August 31, 2010	July 31, 2010	June 30, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,520,408	1,421,392	1,852,506
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	1,681,799	1,615,132	2,019,124
Mesa Airlines, Inc.	10-10021	32,573,328	42,081,014	49,986,705
MPD, Inc.	10-10022	86,100	107,657	136,761
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	552,482	571,129	803,034
Air Midwest, Inc.	10-10025	-	342	10,500
Mesa Air Group Airline Inventory Management, LLC	10-10030	6,858,455	6,127,031	7,688,568
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	May 31, 2010	April 30, 2010	March 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	2,487,310	1,688,784	1,348,840
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	1,898,294	2,339,613	2,275,702
Mesa Airlines, Inc.	10-10021	36,930,775	45,289,526	77,630,776
MPD, Inc.	10-10022	151,703	140,811	150,175
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	531,676	526,302	262,892
Air Midwest, Inc.	10-10025	51	21	2,249
Mesa Air Group Airline Inventory Management, LLC	10-10030	6,541,883	8,900,924	7,614,996
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for
	Case	month ended	January 5, 2010 to
Debtor Name	Number	February 28, 2010	January 31, 2010
Mesa Air New York, Inc.	10-10017	-	-
Mesa Air Group, Inc.	10-10018	1,244,806	1,128,964
Mesa In-Flight, Inc.	10-10019	-	-
Freedom Airlines, Inc.	10-10020	1,945,715	1,137,194
Mesa Airlines, Inc.	10-10021	30,568,004	20,791,947
MPD, Inc.	10-10022	156,100	102,356
Ritz Hotel Management Corp.	10-10023	-	-
Regional Aircraft Services, Inc.	10-10024	519,981	575,558
Air Midwest, Inc.	10-10025	147	195
Mesa Air Group Airline Inventory Management, LLC	10-10030	5,833,085	811,717
Nilchi, Inc.	10-10027	-	-
Patar, Inc.	10-10028	-	-

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
INDEX

Description	Page
Condensed Consolidated Debtors-in-Possession Statement of Operations for the month ended
November 30, 2010 and filing to date	5
Condensed Consolidated Debtors-in-Possession Balance Sheets as of November 30, 2010
and all subsequent periods post-petition date	8
Condensed Consolidated Debtors-in-Possession Statement of Cash Flows for the month ended
November 30, 2010 and filing to date	11
Notes to the Condensed Consolidated Monthly Operating Report	14

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	November 30, 2010	October 31, 2010	September 30, 2010	August 31, 2010

Revenues:
Passenger	$ 55,461	$ 57,080	$ 60,733	$ 65,145
Cargo	-	-	-	-
Other	301	334	456	406
Total Revenue	55,762	57,413	61,188	65,551

Operating Expenses:
Flight Operations	15,042	14,983	14,270	16,942
Flight Operations - Nonoperating Aircraft	13	25	1,029	1,068
Aircraft Fuel	18,694	18,283	17,392	18,643
Aircraft and traffic servicing	3,835	3,798	3,567	4,008
Maintenance	9,797	13,481	8,300	12,508
Promotion and sales	372	468	363	449
General and administrative	4,019	4,322	4,804	3,501
Depreciation and amortization	2,951	2,942	2,879	3,160
Impairment of long-lived asset	-	-	-	-
Total operating expenses	54,721	58,304	52,605	60,279

Operating Income (Loss)	1,041	(890)	8,584	5,272

Nonoperating income (expense)
Interest Income	369	370	315	370
Interest Expense	(1,183)	(1,199)	(954)	(567)
Other, net (Note 9)	(562)	(336)	(708)	(469)
Total Nonoperating income (expense)	(1,375)	(1,165)	(1,348)	(666)

Income (Loss) before reorganization items and income taxes	(334)	(2,055)	7,236	4,605

Income taxes	(178)	(6,322)	(44,824)	(116,776)
Loss (Gain) on reorganization items (Note 5) (1)	148	14,664	134,345	322,859

Income (Loss) before discontinued operations	(304)	(10,398)	(82,285)	(201,478)

Loss (Gain) from discontinued operations	-	-	(262)	-

Net Income (Loss)	(304)	(10,398)	(82,023)	(201,478)

The accompanying notes are an integral part of the financial statements.

(1) The majority of reorganization expense in August, September and October was for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

Revenues:
Passenger	$ 65,917	$ 73,955	$ 65,209	$ 70,078
Cargo	-	-	-	-
Other	425	469	424	509
Total Revenue	66,342	74,424	65,632	70,586

Operating Expenses:
Flight Operations(1)	17,538	17,654	18,692	20,426
Flight Operations - Nonoperating Aircraft (1)	2,622	752	5,790	4,615
Aircraft Fuel	18,190	17,900	18,635	18,635
Aircraft and traffic servicing	3,929	3,751	3,604	4,258
Maintenance	17,148	12,142	12,288	14,217
Promotion and sales	472	738	468	263
General and administrative	3,095	4,449	3,169	3,330
Depreciation and amortization	3,215	3,343	3,328	3,330
Impairment of long-lived asset	-	-	-	-
Total operating expenses	66,208	60,729	65,974	69,072

Operating Income (Loss)	134	13,695	(341)	1,514

Nonoperating income (expense)
Interest Income	393	441	370	381
Interest Expense	(1,316)	(1,270)	(1,349)	(1,334)
Other, net (Note 9)	(133)	(1,693)	(312)	(519)
Total Nonoperating income (expense)	(1,057)	(2,523)	(1,291)	(1,472)

Income (Loss) before reorganization items and income taxes	(923)	11,173	(1,632)	42

Income taxes	(16,449)	(162,400)	(1,553)	(937)
Loss (Gain) on reorganization items (Note 5) (2)	43,414	448,910	2,553	2,590

Income (Loss) before discontinued operations	(27,888)	(275,336)	(2,633)	(1,612)

Loss (Gain) from discontinued operations	-	-	-	-

Net Income (Loss)	(27,888)	(275,336)	(2,633)	(1,612)

The accompanying notes are an integral part of the financial statements.

(1) In June adjustments were booked reducing lease expense for rejected aircraft leases. Actual expense in June was $17,994 for flight operations and $2,558 for flight operations - nonoperating aircraft.

(2) The majority of reorganization expense in June and July were for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	January 5, 2010	Filing
	March 31, 2010	February 28, 2010	to January 31, 2010	to Date

Revenues:
Passenger	$ 72,669	$ 65,457	$ 61,488	$ 713,189
Cargo	-	-	-	-
Other	474	463	381	4,642
Total Revenue	73,143	65,921	61,869	717,831

Operating Expenses:
Flight Operations(1)	20,697	19,787	20,719	196,750
Flight Operations - Nonoperating Aircraft (1)	4,512	5,291	2,163	27,878
Aircraft Fuel	18,745	14,992	15,953	196,060
Aircraft and traffic servicing	4,506	3,701	3,897	42,854
Maintenance	16,001	13,788	10,826	140,497
Promotion and sales	471	333	190	4,587
General and administrative	3,316	3,342	3,040	40,386
Depreciation and amortization	3,304	3,322	2,926	34,700
Impairment of long-lived asset	-	-	-	-
Total operating expenses	71,551	64,556	59,714	683,712

Operating Income (Loss)	1,592	1,365	2,155	34,120

Nonoperating income (expense)
Interest Income	370	369	322	4,069
Interest Expense	(1,381)	(1,565)	(1,343)	(13,462)
Other, net (Note 9)	244	309	(323)	(4,503)
Total Nonoperating income (expense)	(767)	(887)	(1,344)	(13,895)

Income (Loss) before reorganization items and income taxes	824	478	811	20,224

Income taxes	(1,373)	(132)	(87)	(351,030)
Loss (Gain) on reorganization items (Note 5)	4,525	854	1,060	975,922

Income (Loss) before discontinued operations	(2,328)	(244)	(162)	(604,668)

Loss (Gain) from discontinued operations	-	2	(704)	(964)

Net Income (Loss)	(2,328)	(246)	542	(603,704)

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes, the March flight operation expense has been adjusted from what was reported on the March MOR to properly reflect the expense for nonoperating aircraft.
The net adjustment between the two line items is zero.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
		November 30, 2010	October 31, 2010	September 30, 2010	August 31, 2010

	ASSETS
Current Assets:
Cash and cash equivalents		62,526	60,482	57,733	58,207
Short-term investments		1,747	1,681	-	1,478
Restricted investments		9,692	9,692	9,692	10,351
Receivables, net of allowance		15,154	6,088	6,278	19,458
Inventories, net of allowance		27,488	27,000	26,636	26,840
Prepaid expenses and other assets		91,403	96,269	95,320	111,230
Total current assets		208,010	201,212	195,659	227,565

Property and equipment, net		492,006	494,442	496,856	515,264
Security and other deposits		6,484	6,433	6,430	7,329
Other assets (1)		477,685	478,177	476,879	431,586
Total Assets		1,184,184	1,180,264	1,175,823	1,181,745

	LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)		14,540	6,622	5,891	3,638
Air traffic liability		5,085	5,171	4,950	4,653
Other accrued expenses		55,624	52,890	42,611	54,587
Income tax payable (1)		2,595	2,597	2,586	2,217
Deferred revenue and other current liabilities		-	-	-	-
Total current liabilities not subject to compromise		77,844	67,279	56,039	65,095

Deferred credits and other liabilities		55,586	57,827	59,107	95,672
Long term deferred income tax		156,719	156,719	156,719	156,719
Other long-term debt post petition		-	-	-	-
Total liabilities not subject to compromise		212,306	214,546	215,827	252,391

Liabilities subject to compromise (Note 6)		1,392,232	1,396,368	1,388,378	1,269,227
Total liabilities		1,682,382	1,678,194	1,660,244	1,586,713

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued		-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively		115,500	115,500	118,676	118,676
Deferred Stock Compensation		1,768	1,732	1,667	1,634
Retained Earnings		(615,466)	(615,162)	(604,764)	(525,279)
Total stockholders' equity		(498,198)	(497,930)	(484,421)	(404,968)

Total liabilities and stockholders' equity		1,184,184	1,180,264	1,175,823	1,181,745

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes income taxes payable have been moved from the Income tax payable line item in current liabilities to Other assets as income taxes payable are an asset as of August 2010.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
		July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

	ASSETS
Current Assets:
Cash and cash equivalents		53,275	52,165	60,833	57,484
Short-term investments		1,405	-	1,258	850
Restricted investments		11,125	11,117	11,341	11,348
Receivables, net of allowance		17,962	17,307	8,024	6,694
Inventories, net of allowance		27,872	27,670	27,631	27,776
Prepaid expenses and other assets		132,124	129,831	127,244	140,167
Total current assets		243,763	238,090	236,333	244,319

Property and equipment, net		537,707	540,650	546,281	547,983
Security and other deposits		7,929	8,393	12,192	12,192
Other assets		134,127	134,389	133,713	134,156
Total Assets		923,525	921,522	928,518	938,650

	LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)		1,990	3,220	3,415	4,061
Air traffic liability		4,276	4,767	4,909	4,140
Other accrued expenses		52,174	40,641	48,317	49,207
Income tax payable		(180,339)	(164,192)	(1,774)	(216)
Deferred revenue and other current liabilities		-	-	-	-
Total current liabilities not subject to compromise		(121,899)	(115,564)	54,868	57,192

Deferred credits and other liabilities		96,435	97,989	97,388	99,738
Long term deferred income tax		156,719	156,719	156,719	156,719
Other long-term debt post petition		-	-	-	-
Total liabilities not subject to compromise		253,154	254,708	254,107	256,457

Liabilities subject to compromise (Note 6)		995,476	957,716	519,577	522,435
Total liabilities		1,126,731	1,096,860	828,552	836,085

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued		-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively		118,676	118,676	118,676	118,676
Deferred Stock Compensation		1,658	1,637	1,605	1,571
Retained Earnings		(323,540)	(295,652)	(20,316)	(17,683)
Total stockholders' equity		(203,206)	(175,338)	99,966	102,565

Total liabilities and stockholders' equity		923,525	921,522	928,518	938,650

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
		March 31, 2010	February 28, 2010	January 31, 2010

	ASSETS
Current Assets:
Cash and cash equivalents		54,109	78,707	67,471
Short-term investments		-	873	885
Restricted investments		10,971	11,660	12,764
Receivables, net of allowance		9,766	15,600	10,130
Inventories, net of allowance		27,352	27,329	27,267
Prepaid expenses and other assets		147,607	125,212	141,547
Total current assets		249,806	259,380	260,063

Property and equipment, net		550,505	550,459	552,378
Security and other deposits		12,192	11,787	11,786
Other assets		133,884	134,057	133,964
Total Assets		946,387	955,683	958,191

	LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)		5,912	4,634	4,817
Air traffic liability		4,146	4,151	3,791
Other accrued expenses		49,282	42,205	41,659
Income tax payable		231	3,460	3,597
Deferred revenue and other current liabilities		-	-	-
Total current liabilities not subject to compromise		59,570	54,450	53,863

Deferred credits and other liabilities		101,968	102,581	104,612
Long term deferred income tax		156,719	156,719	156,719
Other long-term debt post petition		-	-	-
Total liabilities not subject to compromise		258,688	259,300	261,332

Liabilities subject to compromise (Note 6)		524,868	536,132	537,002
Total liabilities		843,126	849,882	852,196

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued		-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively		118,676	118,676	118,676
Deferred Stock Compensation		1,555	1,469	1,417
Retained Earnings		(16,971)	(14,345)	(14,098)
Total stockholders' equity		103,261	105,801	105,995

Total liabilities and stockholders' equity		946,387	955,683	958,191

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	November 30, 2010	October 31, 2010	September 30, 2010	August 31, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (304)	$ (10,398)	$ (82,285)	$ (201,478)
Net income (loss) from discontinued operations	$ -	$ -	$ 262	$ -
Net income (loss)	$ (304)	$ (10,398)	$ (82,023)	$ (201,478)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	2,951	2,942	2,879	3,160
Impairment charges	-	-	-	-
Amortization of deferred credits	(758)	(794)	(34,949)	(870)
Amortization of restricted stock awards	36	65	33	(23)
Amortization of contract incentive payments	24	24	27	27
Provision for obsolete expendable parts and supplies	101	105	136	477
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	(66)	(1,681)	1,478	(73)
Receivables	(9,066)	190	13,181	(1,496)
Expendable parts and supplies	(589)	(469)	67	555
Prepaid expenses and other assets	4,866	(1,623)	15,910	20,894
Other assets	50	50	-	690
Accounts payable	9,047	9,960	(11,215)	456
Income taxes payable	(180)	(6,311)	(44,252)	(117,413)
Air traffic liability	-	-	-	-
Other accrued liabilities	(1,199)	14,661	149,831	343,235
Net cash provided by (used in) operating activities	4,912	6,722	11,104	48,142

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(148)	(12,879)	(134,345)	(322,877)

Total net cash provided by (used in) operating activities	4,765	(6,157)	(123,241)	(274,735)

Cash flows from investing activities:
Capital expenditures	(514)	(922)	(1,607)	1,762
Proceeds from sale of flight equipment and expendable inventory
Change in restricted cash	-	-	659	774
Equity method investment	584	353	637	128
Investment deposits	-	-	-	-
Change in other assets	5	1,412	1	156
Net returns (payments) of lease and equipment deposits	(51)	(3)	899	599
Net cash (used in) provided by investing activities	24	841	588	3,419

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	-	10,883	124,701	279,150
Principal payments on long-term borrowings	(2,744)	(2,817)	(2,523)	(2,902)

Net cash (used in) provided by financing activities	(2,744)	8,066	122,178	276,248

Increase (decrease) in cash and cash equivalents	2,044	2,749	(474)	4,932

Cash and cash equivalents at beginning of period	60,482	57,733	58,207	53,275

Cash and cash equivalents at end of period	62,526	60,482	57,733	58,207

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (27,888)	$ (275,336)	$ (2,633)	$ (1,612)
Net income (loss) from discontinued operations	$ -	$ -	$ -	$ -
Net income (loss)	$ (27,888)	$ (275,336)	$ (2,633)	$ (1,612)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,215	3,343	3,328	3,330
Impairment charges	-	-	-	-
Amortization of deferred credits	(1,565)	(494)	(1,357)	(1,363)
Amortization of restricted stock awards	21	32	33	16
Amortization of contract incentive payments	27	27	27	27
Provision for obsolete expendable parts and supplies	107	155	301	122
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	(1,405)	1,258	(408)	(850)
Receivables	(644)	(9,283)	(1,331)	3,072
Expendable parts and supplies	(308)	(195)	(155)	(546)
Prepaid expenses and other assets	(2,254)	(5,165)	12,922	7,441
Other assets	50	50	50	188
Accounts payable	10,882	(6,948)	(1,398)	(1,270)
Income taxes payable	(16,148)	(162,418)	(1,557)	(447)
Air traffic liability	-	-	-	-
Other accrued liabilities	42,388	452,445	2,005	1,259
Net cash provided by (used in) operating activities	6,476	(2,526)	9,828	9,367

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(43,414)	(448,910)	(2,553)	(2,590)

Total net cash provided by (used in) operating activities	(36,938)	(451,436)	7,275	6,777

Cash flows from investing activities:
Capital expenditures	-	2,314	(1,599)	(781)
Proceeds from sale of flight equipment and expendable inventory			-	-
Change in restricted cash	(8)	225	7	(377)
Equity method investment	151	(785)	334	516
Investment deposits	-	-	-	-
Change in other assets	7	5	6	(130)
Net returns (payments) of lease and equipment deposits	(90)	(14)	-	-
Net cash (used in) provided by investing activities	60	1,745	(1,253)	(772)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	40,587	443,717	-	-
Principal payments on long-term borrowings	(2,599)	(2,695)	(2,673)	(2,629)

Net cash (used in) provided by financing activities	37,988	441,023	(2,673)	(2,629)

Increase (decrease) in cash and cash equivalents	1,110	(8,668)	3,350	3,375

Cash and cash equivalents at beginning of period	52,165	60,833	57,484	54,109

Cash and cash equivalents at end of period	53,275	52,165	60,833	57,484

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	January 5, 2010	Filing to
	March 31, 2010	February 28, 2010	to January 31, 2010	Date

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (2,328)	$ (248)	$ (162)	$ (604,671)
Net income (loss) from discontinued operations	$ (0)	$ 2	$ 704	$ 968
Net income (loss)	$ (2,328)	$ (246)	$ 542	$ (603,704)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,304	3,323	3,362	35,137
Impairment charges	-	-	(1,080)	(1,080)
Amortization of deferred credits	(512)	(1,464)	(1,338)	(45,464)
Amortization of restricted stock awards	86	52	65	417
Amortization of contract incentive payments	27	27	27	293
Provision for obsolete expendable parts and supplies	148	108	127	1,887
Changes in operating assets and liabilities:				-
Net (purchases) sales of investment securities	873	12	(885)	(1,747)
Receivables	5,834	(5,470)	3,626	(1,386)
Expendable parts and supplies	(171)	(170)	(13)	(1,995)
Prepaid expenses and other assets	(22,396)	16,335	19,133	66,064
Other assets	50	50	50	1,277
Accounts payable	5,219	1,098	9,026	24,857
Income taxes payable	(3,230)	(137)	569	(351,523)
Air traffic liability	-	-	-	-
Other accrued liabilities	(2,339)	916	9,188	1,012,390
Net cash provided by (used in) operating activities	(15,435)	14,435	42,399	135,424

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(1,186)	(854)	(1,060)	(970,816)

Total net cash provided by (used in) operating activities	(16,621)	13,581	41,339	(835,392)

Cash flows from investing activities:
Capital expenditures	(3,324)	(1,378)	(1,538)	(7,587)
Proceeds from sale of flight equipment and expendable inventory	-	-	-	-
Change in restricted cash	688	1,104		3,071
Equity method investment	(238)	(213)	340	1,805
Investment deposits	-	-	-	-
Change in other assets	9	16	11	1,498
Net returns (payments) of lease and equipment deposits	(404)	(1)	(47)	888
Net cash (used in) provided by investing activities	(3,269)	(471)	(1,235)	(324)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	-	-	-	899,038
Principal payments on long-term borrowings	(4,708)	(1,874)	(1,867)	(30,030)

Net cash (used in) provided by financing activities	(4,708)	(1,874)	(1,867)	869,008

Increase (decrease) in cash and cash equivalents	(24,598)	11,236	38,238	33,293

Cash and cash equivalents at beginning of period	78,707	67,471	29,233	29,233

Cash and cash equivalents at end of period	54,109	78,707	67,471	62,526

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
 NOTES TO MONTHLY OPERATING REPORT

1. Background and Organization

General - Mesa Air Group, Inc. ("Mesa" or the "Company") is a holding company whose principal subsidiaries operate as regional air carriers providing scheduled passenger and airfreight service. As of November 30, 2010, the Company served 92 cities in 37 states, the District of Columbia and Mexico and operated a fleet of 77 aircraft with approximately 465 daily departures.

Chapter 11 Reorganization Cases - On January 5, 2010 (the "Petition Date"), Mesa Air Group, Inc. and its eleven subsidiaries (the "Debtors") filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Debtors continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On January 14, 2010, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2. Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements - The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors. The results of operations for the period from January 5, 2010 to January 31, 2010 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases and a pro-ration of calendar days within the month of January. Amounts presented in the unaudited Statement of Cash Flows for the period from January 5, 2010 to January 31, 2010 were based on estimated asset and liability balances as of the filing date and actual balances as of January 31, 2010, as well as the aforementioned estimated results of operations for the period from January 5, 2010 to January 31, 2010.

American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors' financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors' accounting policies will be found in the footnotes to our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP") and, upon the application of such procedures, the Debtors believe that the financial information will be subject to changes. These changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP. Certain prepaid balances and pre- and post- petition trade accounts payable balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10- K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Case Number: 10-10018 (MG) (Jointly Administered)

Intercompany Transactions - Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net - Recorded at cost net of accumulated deprecation.

Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in future years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records deferred tax assets for the value of benefits expected to be realized from the utilization of alternative minimum tax credit carry forward, capital loss carryforward and state and federal net operating loss carryforward. We periodically review these assets to determine the likelihood of realization. To the extent we believe some portion of the benefit may not be realizable, an estimate of the unrealized position is made and an allowance recorded. The Company and its consolidated subsidiaries file a consolidated federal income tax return. As of November 30, 2010, the Company estimated an effective tax rate of 36.85%.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage- related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions. As such, the Debtors have paid such taxes when due. In addition, all post-petition tax obligations have been fully paid to the proper taxing authorities to the extent they were due during the current reporting period.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors' payroll contractor, Automatic Data Processing, Inc. ("ADP"). Thus, no further information regarding taxes is included in this report.

3. Insurance

All insurance premiums have been paid to the proper insurance company or broker when due during the current reporting period, and all insurance policies are in force as of the filing of this report.

4. Cash Management System & Use of Cash

The Court has entered orders authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts. The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system, as modified to comply with applicable orders of the Court.

Case Number: 10-10018 (MG) (Jointly Administered)

5. Reorganization items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11. The Debtors' reorganization items consist of the following:

(In $U.S. 000's)
	Month ending	Month ending	Month ending	Month ending
	November 30, 2010	October 31, 2010	September 30, 2010	August 31, 2010
Professional fees directly related to reorganization	$ 968	$ 949	$ 1,063	$ 1,048
Loss on rejection of aircraft leases (1)	(1,050)	12,870	129,427	309,361
Cost related to the early return and sale of aircraft	516	413	509	2,012
Abandonment of real property (1)			-	-
Write off of LOC for engine lease termination & return of aircraft			-	774
Write-off engine lease termination expenses	(286)	432	3,545	9,665
Other			(199)	-
Total loss/(gain) on reorganization items	148	14,664	134,345	322,859

	Month ending	Month ending	Month ending	Month ending
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010
Professional fees directly related to reorganization	$ 465	$ 1,059	$ 691	$ 2,590
Loss on rejection of aircraft leases	26,384	446,630	-	-
Cost related to the early return and sale of aircraft	1,231	1,221	1,862	-
Abandonment of real property	215	-	-	-
Write off of LOC for engine lease termination & return of aircraft	-	-	-	-
Write-off engine lease termination expenses	15,119	-	-	-
Other	-	-	-	-
Total loss/(gain) on reorganization items	43,414	448,910	2,553	2,590

			January 5, 2010
	Month ending	Month ending	to	Filing to
	March 31, 2010	February 28, 2010	January 31, 2010	Date
Professional fees directly related to reorganization	$ 1,186	$ 854	$ 1,060	$ 11,933
Loss on rejection of aircraft leases	-	-	-	$ 923,622
Cost related to the early return and sale of aircraft	-	-	-	$ 7,764
Abandonment of real property	-	-	-	$ 215
Write off of LOC for engine lease termination & return of aircraft	2,027	-	-	$ 2,801
Write-off engine lease termination expenses	1,312	-	-	$ 29,786
Other	-	-	-	$ (199)
Total loss/(gain) on reorganization items	4,525	854	1,060	975,922

(1) For presentation purposes the abandonment of real property and loss on rejection of aircraft leases in July were adjusted to properly reflect these transactions.
The net adjustment between the two line items is zero.

Professional fees directly related to the reorganization ("Professional Fees") include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors. Professional Fees are estimated by the Debtors and will be reconciled to actual invoices when received.

Of the 93 aircrafts that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 92 of these aircraft and estimated them to be approximately $909,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

Case Number: 10-10018 (MG) (Jointly Administered)

6. Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre- Chapter 11 liabilities are stayed. At hearings held in January and February, the Court granted final approval of many of the Debtors' "first day" motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, industry agreements, utilities, case management and retention of professionals.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors' operations, with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to comprise. Holders of pre-petition claims will be required to file proofs of claims by a bar date to be determined by the Court. The deadline for the filing of proofs of claims against the Debtors was May 21, 2010, with certain exceptions pursuant to the bar date order entered by the Court.

A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Case Number: 10-10018 (MG) (Jointly Administered)

Liabilities Subject to Compromise consist of the following:

(In $U.S. 000's)
	Nov 30,	Oct 31,	Sep 30,	Aug 31,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,397	$ 62,781	$ 62,832	$ 62,745
Accrued interest expense	4,016	4,041	4,023	4,055
Secured aircraft debt	362,572	365,245	367,935	370,797
Other secured debt	5,622	5,695	5,908	8,693
Unsecured debt	32,321	32,321	32,321	32,321
Bankruptcy related unsecured claims	909,185	910,210	899,553	775,751
Bankruptcy related admin claims	6,975	6,975	6,750	5,850
Convertible bonds (1)	9,143	9,100	9,057	9,014
Total liabilities subject to compromise	1,392,232	1,396,368	1,388,378	1,269,227

	July 31,	June 30,	May 31,	April 30,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 64,373	$ 63,388	$ 62,058	$ 62,364
Accrued interest expense	4,803	4,805	4,997	4,914
Secured aircraft debt	373,381	379,490	382,100	384,767
Other secured debt	9,174	10,369	10,377	10,385
Unsecured debt	32,321	32,321	51,158	51,160
Bankruptcy related unsecured claims	498,402	454,439	-	-
Bankruptcy related admin claims	4,050	3,975	-	-
Convertible bonds (1)	8,972	8,930	8,888	8,846
Total liabilities subject to compromise	995,476	957,716	519,577	522,435

	March 31,	February 28,	January 31,
	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,316	$ 68,090	$ 66,810
Accrued interest expense	4,903	5,937	6,197
Secured aircraft debt	387,289	391,771	393,692
Other secured debt	10,393	10,407	10,414
Unsecured debt	51,163	59,928	59,889
Bankruptcy related unsecured claims	-	-	-
Bankruptcy related admin claims	-	-	-
Convertible bonds (1)	8,804	-	-
Total liabilities subject to compromise	524,868	536,132	537,002

(1) Convertible bonds were listed under unsecured debt in January and February 2010.

Liabilities subject to compromise include trade accounts payable related to pre-petition purchases, all of which were scheduled for payment in the post-petition period. As a result, the cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

Of the 93 aircraft that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 92 of these aircraft and estimated them to be approximately $909,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

7. Post-petition Accounts Payable

To the best of the Debtors' knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms except for approximately $14.5 million of invoices received, not yet paid, as of November 30, 2010.

Case Number: 10-10018 (MG) (Jointly Administered)

8. Owned and Leased Aircraft

On January 26, 2010, the Court approved the abandonment of twenty (20) Beech 1900D aircraft and related airframe, engines, propellers, avionics and all other equipment, parts and components installed in or on, or acceded to, or associated with the related aircraft and the rejection of five (5) aircraft engine leases. 　On February 23, 2010, the Court approved procedures for the rejection of aircraft related leases and the abandonment of aircraft subject to security agreements (the "Rejection Procedures").　 Since the approval of the Rejection Procedures, the Debtors have filed twenty-three (23) notices of rejection with respect to the leases of seven (7) aircraft engines and ninety- three (93) aircraft.

The Debtors continue to evaluate their aircraft fleet and will address the remaining leased and owned as necessary.　 During this time, the Debtors continue to accrue lease and interest expenses in accordance with pre- petition contracts until the lease or debt agreements are rejected or abandoned, as the case may be, and new leases or debt agreements are finalized and approved by the Court.　 The line item labeled Flight Operations - Nonoperating Aircraft includes lease expense related to aircraft currently not in operation.

9. Other, Net

Other, Net includes gain / (loss) on disposal of assets, debt conversion expense, recognition of our share of gain/(loss) in our Hawaiian joint venture and other miscellaneous expenses. This total excludes gains / (losses) on minority investments that are reported quarterly.

10. Payments to Insiders

Of the total disbursements listed herein, the amounts paid to insiders during the current reporting period are as follows:

Name	Type of Payment	Amount Paid (Nov 1 - Nov 30)
Ornstein,Jonathan G	Wages / Expenses	39,247.59
Lotz,Michael J	Wages / Expenses	33,366.87
Gillman,Brian S	Wages / Expenses	28,553.02
Foley,Paul F	Wages / Expenses	13,537.83
Appling,Gary W	Wages / Expenses	12,668.79
Swigart,James	Wages / Expenses	12,000.00
Butler,David K	Wages / Expenses	10,961.51
Kranzow,Keith C	Wages / Expenses	10,730.76
Pappaioanou,Chris J	Wages / Expenses	9,360.34
Ferverda,Michael L	Wages / Expenses	7,692.30
Gomes,Edward P	Wages / Expenses	7,677.52
Brown, Kenley B	Wages / Expenses	6,246.43
Hornberg,Robert A	Wages / Expenses	6,153.84
Thayer, Richard	Wages / Expenses	2,000.00
Bonilla,Carlos	Wages / Expenses	2,000.00
Beleson,Robert	Wages / Expenses	1,000.00
Altobello,Daniel	Wages / Expenses	1,000.00
Manson III,Joseph	Wages / Expenses	1,000.00
Nostrand,Peter	Wages / Expenses	1,000.00
Parker,Maurice	Wages / Expenses	1,000.00
Gumm,Ryan J	Wages / Expenses	0.00
Gust,Eric W	Wages / Expenses	0.00
		$207,196.80

Case Number: 10-10018 (MG) (Jointly Administered)